Others, Net - Schedule of other nonoperating income expense (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Other Nonoperating Income (Expense) [Abstract]
Financing expense			¥ (4,722)
Fair value changes of short-term investments		¥ 863	382	¥ 32
Government grants		18,087	10,330
Foreign exchange gains		3,279	38,620	78
Others		(2,165)	33	488
Total	$ 2,882	¥ 20,064	¥ 44,643	¥ 598